Exhibit 10.14
Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
Material Transfer and Evaluation Agreement
between
Ceres, Inc.
and
The Texas A&M University System
     This material transfer and evaluation agreement (“Agreement”) is made and entered into by and between Ceres, Inc. (“CERES”), a corporation with principal offices at Thousand Oaks, California, and The Texas A&M University System (“SYSTEM”), of which Texas AgriLife Research (“TAES”), is a part, having principal offices in College Station, Texas. The parties to this Agreement are collectively referred to as the “Parties” and individually as a “Party.”
W I T N E S S E T H :
     WHEREAS, TAES has developed experimental sorghum plant materials (“MATERIALS”) which have not been formally released through TAES’ Plant Review Committee; and
     WHEREAS, CERES wishes to obtain reasonable quantities of MATERIALS for testing, evaluation, and breeding purposes; and
     NOW, in consideration of the mutual covenants and premises contained in this Agreement, the receipt and sufficiency of which is acknowledged, the Parties agree to the following:
ARTICLE I — DEFINITIONS
1.01	“MATERIALS” means the sorghum germplasm material developed by TAES and provided to CERES under this Agreement, as specifically listed in Exhibit A, including any seed or other propagating material, unmodified progeny, mutations, unmodified derivatives of MATERIALS, and any portion of MATERIALS as may be contained in or incorporated into DERIVATIVES.

1.02	“DERIVATIVES” means sorghum lines or hybrids created by CERES using one or more of the MATERIALS whether or not combined with public material, material of CERES, and/or material of third parties.

1.03	“KNOW-HOW” means any non-publicly available information related to MATERIALS such as sequences, formulas, protocols, genetic and physical maps, breeding records, pedigrees, compilations of data, specifications or any other information that may be provided by TAES to CERES in a tangible form and marked as “confidential,” and in connection with MATERIALS.

1.04	“RESEARCH PURPOSES” means testing, evaluation, and breeding of MATERIALS, and production of MATERIALS for such purposes. RESEARCH PURPOSES excludes any transgenic manipulation of MATERIALS or DERIVATIVES. Furthermore, RESEARCH PURPOSES excludes any sale, transfer, or disposition of MATERIALS or DERIVATIVES for commercial exploitation purposes.

1.05	“EFFECTIVE DATE” means the date this Agreement has been executed by the last Party.

Page 1 of 8	Unreleased Germplasm (S4a)

ARTICLE II — SUPPLY OF MATERIALS AND OBLIGATIONS OF CERES
2.01	Supply of Materials. Upon receipt of the Materials Transfer Fee as prescribed in paragraph 3.01, TAES will supply to CERES a quantity of the MATERIALS as specified in Exhibit A, and will deliver to CERES one copy of KNOW-HOW as it relates to RESEARCH PURPOSES, if any. No further supply of MATERIALS is anticipated or guaranteed under this Agreement.

2.02	Obligations of CERES. CERES agrees that its use of MATERIALS, DERIVATIVES, and KNOW-HOW will be subject to the following terms and conditions:
a.	Safety. CERES agrees to use the MATERIALS in a safe manner and in compliance with all applicable laws and regulations.

b.	CERES’ Use. MATERIALS, DERIVATIVES, and KNOW-HOW will be used only at facilities under CERES’ control and strictly for RESEARCH PURPOSES. CERES may, however, provide the MATERIALS and DERIVATIVES to a third party under contract with CERES solely for the conduct of RESEARCH PURPOSES and only as consistent with this Agreement. CERES is responsible for ensuring that such third party is fully informed of, and agrees to comply with, the terms and conditions of this Agreement.

c.	Commercial Use. Any commercial use of MATERIALS, DERIVATIVES, and KNOW-HOW, or any other use outside of RESEARCH PURPOSES, is strictly prohibited. “Commercial use” includes sale, lease, license, or transfer of any MATERIAL and DERIVATIVES directly, or to third parties for such, and includes performing contract research, and producing or manufacturing products for general sale. Furthermore, MATERIALS must not be used in research that is subject to funding, consulting, reporting, or licensing obligations, to the extent that options or rights to a third party are granted on MATERIAL or DERIVATIVES as consideration for providing funding for the research conducted under this Agreement, unless prior written permission is obtained from SYSTEM.

d.	Commercial Terms. Should CERES desire to use one of more of the MATERIALS or DERIVATIVES for commercial purposes, CERES will notify SYSTEM of its interests and the Parties will enter into diligent negotiations in good faith for a commercial license for the subject MATERIAL and/or DERIVATIVE of interest (“License Agreement”). Terms and conditions for a commercial license will be determined at the time of such negotiations. Notwithstanding the above, nothing in this Agreement should be construed to grant to CERES a commercial license or right from SYSTEM to use the MATERIAL, KNOW-HOW, or DERIVATIVES.

e.	No Transfer. CERES must not transfer or provide MATERIALS, DERIVATIVES, or KNOW-HOW or any portion thereof to any other organization or individual than as otherwise allowed in this Agreement without the prior written consent of SYSTEM, or as may be provided in the License Agreement. Furthermore, CERES acknowledges that the MATERIALS and KNOW-HOW are the valuable and proprietary properties of TAES and SYSTEM and ownership in MATERIALS shall be retained by TAES and SYSTEM. CERES will, to the best of its ability, utilize the MATERIALS and KNOW-HOW in a manner that serves to protect the proprietary interests of TAES and SYSTEM.

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f.	Confidentiality. Each Party agrees to maintain the confidentiality of information transferred from the other Party (“disclosing Party”) that is provided in a tangible form and marked as “confidential” (“Confidential Information”). Neither Party will publish nor disclose to third parties any description or technical information concerning MATERIALS that is obtained by the disclosing Party under this Agreement or is the Confidential Information of the other Party without the prior written consent of the disclosing Party. For the duration of this Agreement, and furthermore, for five (5) years after the termination or expiration of this Agreement, neither Party shall disclose Confidential Information obtained from the disclosing Party concerning MATERIALS to any third party without the prior written consent of the disclosing Party. These obligations of confidentiality shall not apply to: (i) information which is now under, or hereafter enters, the public domain without a breach of this Agreement; (ii) information known to a Party prior to the time of disclosure by the disclosing Party, or independently developed by employees of a Party without access to Confidential Information or MATERIALS; (iii) information disclosed in good faith to a Party by a third person legally entitled to disclose the same; and (iv) information required to be disclosed by law or order of a court of law or governmental agency of competent jurisdiction.

g.	Publications. CERES must not publicly disclose, or transfer to a third party, any information derived from CERES’ use of MATERIAL and/or KNOW-HOW without prior written consent from SYSTEM, which consent will not unreasonably be withheld.
ARTICLE III — CONSIDERATION
3.01	Materials Transfer Fee. In consideration for the material transfer and rights granted in this Agreement, CERES will remit to SYSTEM a one-time nonrefundable Materials Transfer Fee of one thousand two hundred fifty dollars (US$1,250.00), payable within forty-five (45) days of the EFFECTIVE DATE.

3.02	Shipping Cost Reimbursement. Shipping or other transportation of the MATERIALS will be F.O.B. TAES and all arrangements are the responsibility of CERES. CERES bears all risk of loss, delay, or damage in transit, as well as the cost of freight and insurances.

3.03	Sharing of Information. In additional consideration for the transfer of MATERIALS made to CERES by TAES, CERES will provide annual reports to SYSTEM detailing CERES’ efforts and results with its use of MATERIALS. The information shared with SYSTEM in such reports should include information on DERIVATIVES created and results of any genetic analysis conducted by CERES on MATERIALS, including DNA fingerprinting, segregation data, phenotypic data, etc. Within thirty (30) days following the completion of CERES’ testing of MATERIALS, or the termination or expiration of this Agreement, whichever is earlier, CERES will deliver to SYSTEM a summary report of its efforts and results. TAES agrees not to publish the reports provided by CERES, but TAES may use information provided in such reports for its own internal experimental non-commercial purposes. Should TAES desire to disclose to a third party information relating to the MATERIALS that has been provided by CERES and is considered CERES’ Confidential Information as provided in paragraph 2.02(f), TAES will first seek prior consent from CERES, which consent will not be unreasonably withheld.

3.04	Sharing of Material. In additional consideration for the transfer of MATERIALS made to CERES by TAES, upon request by TAES and subject to availability, CERES will supply a reasonable quantity of seed to TAES of seed increases from MATERIALS, and information

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regarding the amount of seed produced for such MATERIALS, to be used for TAES internal experimental non-commercial purposes.
3.05	More Favored Terms. Following the EFFECTIVE DATE, SYSTEM may elect to enter into material transfer agreements with third parties for the MATERIALS or any part thereof that grant such third party the same right to use the MATERIALS or any part thereof under terms similar to those contained in this Agreement. Should SYSTEM determine to grant such rights to a third party under more favorable terms regarding rights to use the MATERIALS or sharing of information or material, as provided in paragraphs 2.02, 3.03 and 3.04 of this Agreement, CERES shall be entitled to have this Agreement amended to substitute the terms of such more favorable terms regarding rights to use the MATERIALS or sharing of information or material.
ARTICLE IV- TERMINATION
4.01	Expiration. This Agreement, unless sooner terminated as provided herein, will remain in effect for a period of three (3) years from the EFFECTIVE DATE.

4.02	Termination by CERES. CERES may terminate this Agreement by providing written notice to SYSTEM at least thirty (30) days before the termination is to take effect.

4.03	Termination by SYSTEM. If CERES materially breaches this Agreement, SYSTEM may give CERES written notice of the breach. CERES shall have a period of thirty (30) days from receipt of the notice to cure the breach. If CERES does not cure the breach within this period, SYSTEM may terminate this Agreement by giving written notice of termination with immediate effect.

4.04	Disposal of MATERIALS. Upon the expiration or termination of this Agreement and unless otherwise provided in the License Agreement or any other agreement executed between the Parties, CERES agrees to destroy or return, at SYSTEM’s request, all quantities of MATERIALS and KNOW-HOW in CERES’ possession. Upon the expiration or termination of this Agreement and unless otherwise provided in the License Agreement or any other agreement executed between the Parties, CERES agrees to destroy all quantities of DERIVATIVES in CERES’ possession. SYSTEM will not be held responsible for any expense or investment whatsoever that CERES may have incurred in association with the purposes of this Agreement, or will incur in association with such termination of this Agreement.

4.05	Matters Surviving Termination. All accrued obligations and claims, including material transfer fee obligations and claims or causes of action for breach of this Agreement, shall survive expiration or termination of this Agreement. Obligations of confidentiality shall survive expiration or termination of this Agreement. Articles V, 7.05 and 7.06 shall survive termination of this Agreement. This section controls in the case of a conflict with any other section of this Agreement.
ARTICLE V — LIABILITY AND REPRESENTATIONS
5.01	Indemnification. CERES SHALL AT ALL TIMES DURING THE TERM OF THIS AGREEMENT AND THEREAFTER, INDEMNIFY, DEFEND AND HOLD HARMLESS SYSTEM, TAES, ITS REGENTS, OFFICERS, EMPLOYEES, AND AFFILIATES, AGAINST ANY CLAIM, PROCEEDING, DEMAND, LIABILITY,

Page 4 of 8	Unreleased Germplasm (S4a)

OR EXPENSES (INCLUDING LEGAL EXPENSES AND REASONABLE ATTORNEY’S FEES) WHICH RELATES TO INJURY TO PERSONS OR PROPERTY, OR AGAINST ANY OTHER CLAIM, PROCEEDING DEMAND, EXPENSE AND LIABILITY OF ANY KIND WHATSOEVER RESULTING FROM CERES’ USE OF THE MATERIALS, DERIVATIVES, AND KNOW-HOW (all the foregoing referred to hereinafter as “Claims”). TAES and/or SYSTEM shall give prompt written notice of any Claims or alleged Claims to CERES, and CERES shall have the right, subject to the approval of the Attorney General of the State of Texas, to conduct the defense of any such Claims, and TAES and/or SYSTEM shall cooperate with CERES as CERES may request in any such defense.
5.02	Representation. SYSTEM AND TAES MAKE NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, NOR DOES TAES OR SYSTEM ASSUME ANY OBLIGATIONS WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OR OTHER RIGHTS OF THIRD PARTIES DUE TO CERES’ ACTIVITIES UNDER THIS AGREEMENT.

5.03	Nature of the Materials. All MATERIALS provided hereunder should be considered experimental and should be handled by CERES with appropriate safety precautions as provided in paragraph 2.02(a).
ARTICLE VI — NOTICE
6.01	Notices. Payments, notices, or other communications required by this Agreement shall be sufficiently made or given if mailed by certified First Class United States mail, postage pre-paid, or by commercial carrier (e.g., FedEx, UPS, etc.) when such carrier maintains receipt or record of delivery, addressed to the address stated below, or to the last address specified in writing by the intended recipient.
(a)	If to SYSTEM:
Vice Chancellor
Office of Technology Commercialization
The Texas A&M University System
3369 TAMU
College Station, Texas 77843-3369
Ph: 979-847-8682; Fax: 979-845-1402
(b)	If to CERES:
Vice President of Product Development
cc: Legal Department
Ceres, Inc.
1535 Rancho Conejo Blvd.
Thousand Oaks, CA 91320
ARTICLE VII — MISCELLANEOUS PROVISIONS
7.01	Assignment. This Agreement binds and inures to the benefit of the Parties, their successor or assigns, but may not be assigned by either Party without the prior written consent of the other Party; provided however, CERES shall have the right to assign its rights and obligations under this Agreement to any Affiliated Company without such prior consent. CERES shall also have the right to assign its rights and obligations under this Agreement to

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a third party in conjunction with the transfer to such third party of substantially all of the assets of CERES associated with performance under this Agreement without such prior consent. “Affiliated Company” means any company owned or controlled by, under common control with or controlling CERES, “control” meaning in this context the direct or indirect ownership of more than fifty percent (50%) of the voting stock/shares of a company, or the power to nominate at least half of the directors.
7.02	Force Majeure. Each Party shall be excused from any breach of this Agreement which is proximately caused by government regulation, war, strike, act of God, or other similar circumstance normally deemed outside the control of well-managed businesses.

7.03	Independent Contractor. Each Party is and shall remain an independent contractor as long as this Agreement is in effect and neither Party shall act as an agent, legal representative, partner or joint venturer of the other Party for any purpose whatsoever and the employees of one shall not be deemed to be the employees of the other. This Agreement is not intended to restrict or confine either Party in independent development of the underlying plant material, as long as such independent development does not compromise the rights or obligations of the Parties prescribed in this Agreement.

7.04	Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the MATERIALS, DERIVATIVES, and KNOW-HOW and supersedes all other written and oral agreements between the Parties with respect to the MATERIALS, DERIVATIVES, and KNOW-HOW. It may be modified or amended only by a written amendment signed by both Parties.

7.05	Governing Law. The validity, interpretation, and enforcement of this Agreement shall be governed and determined by the laws of the State of Texas, excluding the conflict of laws rules which might require the application of the laws of another jurisdiction.

7.06	Dispute Resolution. The Parties shall make every possible attempt to resolve in an amicable manner all disputes between the Parties concerning the interpretation of this Agreement. Should the Parties not be able to reach an agreement, then the Parties must use the dispute resolution process provided in Chapter 2260, Texas Government Code, and the related rules adopted by the Texas Attorney General to attempt to resolve in the ordinary course of business. CERES must submit written notice of a claim of breach of contract under this Chapter to Dr. Mark Hussey, Director, who will examine CERES’ claim and any counterclaim and negotiate with CERES in an effort to resolve the claim.

7.07	Headings. Headings are solely for convenience of reference and are not part of, and may not be used to construe, this Agreement.

7.08	Severability. This Agreement, to the greatest extent possible, shall be construed so as to give validity to all of the provisions hereof. If any provision of this Agreement is or becomes invalid, is ruled illegal by a court of competent jurisdiction or is deemed unenforceable under the current applicable law from time to time in effect during the term of this Agreement, the remainder of this Agreement will not be affected or impaired thereby and will continue to be construed to the maximum extent permitted by law. In lieu of each provision which is invalid, illegal or unenforceable, there will be substituted or added as part of this Agreement by mutual written agreement of the Parties, a provision which will be as similar as possible, in economic and business objectives as intended by the Parties to such invalid, illegal or unenforceable provision, but will be valid, legal and enforceable.

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7.09	No Waiver. The failure of either Party at any time to require performance by the other Party of any provision of this Agreement shall in no way affect the right to require such performance at any time thereafter nor shall the waiver by either Party of a breach of any provision be taken or held to be a waiver of any succeeding breach of such provision or as a waiver of the provision itself.

7.10	Limitation of Liability. Neither CERES nor SYSTEM, to the extent authorized by the Constitution and laws of the State of Texas, shall be liable to the other Party for any incidental, indirect, special, or consequential damage, however caused, and on any theory of liability, arising out of or related to the work performed under this Agreement.
The Parties have caused this Agreement to become effective as of the date last executed below.

CERES, INC.		THE TEXAS A&M UNIVERSITY SYSTEM

/s/ Peter Mascia		/s/ Guy K. Diedrich

By:	Peter Mascia	Guy K. Diedrich
Title:	VP of Product Development	Vice Chancellor for Technology Commercialization
Date:	March 31, 2008	Date: April 23, 2008

TEXAS AGRILIFE RESEARCH

/s/ Richard Flavell		/s/ Bill McCutchen

By:	Richard Flavell	Bill McCutchen
Title:	Chief Scientific Officer	Associate Director
Date:	March 31, 2008	Date: 4-3-08

Page 7 of 8	Unreleased Germplasm (S4a)

Exhibit A
MATERIALS

Quantity	Code	Source	Material Name	Type
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Total no. lines: 19
Exhibit A — Page 1 of 1
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

AMENDMENT NO. 1
TO THE MATERIAL TRANSFER AND EVALUATION AGREEMENT
between
Ceres, Inc.
and
The Texas A&M University System
     This Amendment No. 1 is made and entered into by and between Ceres, Inc. (“CERES”), a corporation with principal offices at Thousand Oaks, California, and The Texas A&M University System (“SYSTEM”) of which Texas AgriLife Research (“AGRILIFE”) is a part, both having principal offices in College Station, Texas, parties to the Material Transfer and Evaluation Agreement dated April 23, 2008.
W I T N E S S E T H :
     WHEREAS, the parties have entered into a Material Transfer and Evaluation Agreement (SYSTEM Internal Ref. No. MTA-001018) regarding sorghum germplasm material (“MATERIALS”) which have not been formally released through the AGRILIFE Plant Review Committee; and
     WHEREAS, the original Material Transfer and Evaluation Agreement defined the term of the Agreement to be three (3) years from the EFFECTIVE DATE; and
     WHEREAS, CERES desires to continue its evaluation beyond the original term so that it can provide information back to SYSTEM and AGRILIFE regarding its potential commercial interest in MATERIALS; and
     WHEREAS, SYSTEM agrees to extend the term of the Agreement to November 1, 2012.
     NOW THEREFORE, the parties agree that the Material Transfer and Evaluation Agreement of April 23, 2008, is hereby amended as follows:
  1. DELETE paragraph 4.01 in its entirety.
  2. ADD a new paragraph 4.01 as follows:
4.01.	Expiration. This Agreement, unless sooner terminated as provided herein, will remain in effect until November 1, 2012.
     EXCEPT as provided herein, all terms and conditions of the Material Transfer and Evaluation Agreement dated April 23, 2008 remain unchanged and in full force and effect.
     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to become effective on the date executed below by the last signatory to this Amendment.

CERES, INC.		THE TEXAS A&M UNIVERSITY SYSTEM

/s/ Michael Stephenson		/s/ Brett Comwell

By:	Michael Stephenson	Brett Cornwell
Title:	Vice President of Operations	Associate Vice Chancellor for Commercialization
Date:	April 21, 2011	Date: April 23, 2011

TEXAS AGRILIFE RESEARCH

/s/ Paul Kuc		/s/ Bill McCutchen

By:	Paul Kuc	Bill McCutchen
Title:	Chief Financial Officer	Executive Associate Director
Date:	April 21, 2011	Date: April 23, 2011

MTA-001018	Page 1 of 1	Unreleased Germplasm (S4a)

Pages where confidential treatment has been requested are stamped ‘Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,’ and the confidential section has been marked as follows: [***].
Material Transfer and Evaluation Agreement
between
Ceres, Inc.
and
The Texas A&M University System
     This material transfer and evaluation agreement (“Agreement”) is made and entered into by and between Ceres, Inc. (“CERES”), a corporation with principal offices at Thousand Oaks, California, and The Texas A&M University System (“SYSTEM”), of which Texas AgriLife Research (“TAES”), is a part, having principal offices in College Station, Texas. The parties to this Agreement are collectively referred to as the “Parties” and individually as a “Party.”
W I T N E S S E T H :
     WHEREAS, TAES has developed experimental sorghum plant materials (“MATERIALS”) which have not been formally released through TAES’ Plant Review Committee; and
     WHEREAS, CERES wishes to obtain reasonable quantities of MATERIALS for testing and evaluation purposes and provide information to TAES regarding such testing and evaluation; and
     WHEREAS, TAES is willing to provide MATERIALS to CERES under the terms and conditions provided in this Agreement.
     NOW, in consideration of the mutual covenants and premises contained in this Agreement, the receipt and sufficiency of which is acknowledged, the Parties agree to the following:
ARTICLE I — DEFINITIONS
1.01	“MATERIALS” means the sorghum germplasm material developed by TAES and provided to CERES under this Agreement, as specifically listed in Exhibit A, and TEST CROSSES, including any seed or other propagating material, progeny, mutations, variants, and derivatives of MATERIALS and TEST CROSSES.

1.02	“TEST CROSSES” means sorghum lines created by CERES by crossing any of the A lines listed in Exhibit A by any of the other lines listed in Exhibit A.

1.03	“KNOW-HOW” means any non-publicly available information related to MATERIALS such as sequences, formulas, protocols, genetic and physical maps, breeding records, pedigrees, compilations of data, specifications or any other information that may be provided by TAES to CERES in a tangible form and marked as “confidential,” and in connection with MATERIALS.

1.04	“RESEARCH PURPOSES” means testing and evaluation of MATERIALS, which may involve planting, growing, propagating, evaluating the physical characteristics, genetic and “DNA fingerprinting” analysis of the MATERIALS, and creating and evaluating TEST CROSSES. Other than creating TEST CROSSES, RESEARCH PURPOSES excludes transgenic or traditional breeding activities using MATERIALS. Furthermore,

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1.05	RESEARCH PURPOSES excludes any sale, transfer, or disposition of MATERIALS for commercial exploitation purposes.

1.06	“EFFECTIVE DATE” means the date this Agreement has been executed by the last Party.
ARTICLE II — SUPPLY OF MATERIALS AND OBLIGATIONS OF CERES
2.01	Supply of Materials. Upon receipt of the Materials Transfer Fee as prescribed in paragraph 3.01, TAES will supply to CERES a quantity of the MATERIALS as specified in Exhibit A, and will deliver to CERES one copy of KNOW-HOW as it relates to RESEARCH PURPOSES, if any. No further supply of MATERIALS is anticipated or guaranteed under this Agreement.

2.02	Obligations of CERES. CERES agrees that its use of MATERIALS and KNOW-HOW will be subject to the following terms and conditions:
a.	Safety. CERES agrees to use the MATERIALS in a safe manner and in compliance with all applicable laws and regulations.

b.	CERES’ Use. MATERIALS and KNOW-HOW will be used only at facilities under CERES’ control and strictly for RESEARCH PURPOSES. CERES may, however, provide the MATERIALS to a third party under contract with CERES solely for the conduct of RESEARCH PURPOSES and only as consistent with this Agreement. CERES is responsible for ensuring that such third party is fully informed of, and agrees to comply with, the terms and conditions of this Agreement. CERES will evaluate the MATERIALS using appropriate cultural practices and techniques to compare performance characteristics as mutually agreed on by TAES and CERES. Upon request, CERES will provide TAES’ personnel with locations and maps to all testing sites containing MATERIALS, and will allow access to such sites by TAES’ representatives, subject to reasonable notice.

c.	Commercial Use. Any commercial use of MATERIALS and KNOW-HOW, or any other use outside of RESEARCH PURPOSES, is strictly prohibited. “Commercial use” includes sale, lease, license, or transfer of any MATERIAL directly, or to third parties for such, and includes performing contract research, and producing or manufacturing products for general sale. Furthermore, MATERIALS must not be used in research that is subject to funding, consulting, reporting, or licensing obligations, to the extent that options or rights to a third party are granted on MATERIAL as consideration for providing funding for the research conducted under this Agreement, unless prior written permission is obtained from SYSTEM.

d.	Commercial Terms. Should CERES desire to use one of more of the MATERIALS for commercial purposes, CERES will notify SYSTEM of its interests and the Parties will enter into diligent negotiations in good faith for a commercial license for the subject MATERIAL of interest (“License Agreement”). Terms and conditions for a commercial license will be determined at the time of such negotiations. Notwithstanding the above, nothing in this Agreement should be construed to grant to CERES a commercial license or right from SYSTEM to use the MATERIAL or KNOW-HOW.

e.	No Transfer. CERES must not transfer or provide MATERIALS or KNOW-HOW or any portion thereof to any other organization or individual than as otherwise allowed in this Agreement without the prior written consent of SYSTEM, or as may be provided in the License Agreement. Furthermore, CERES acknowledges that the MATERIALS

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and KNOW-HOW are the valuable and proprietary properties of TAES and SYSTEM and ownership in MATERIALS shall be retained by TAES and SYSTEM. CERES will, to the best of its ability, utilize the MATERIALS and KNOW-HOW in a manner that serves to protect the proprietary interests of TAES and SYSTEM.
f.	Confidentiality. Each Party agrees to maintain the confidentiality of information transferred from the other Party (“disclosing Party”) that is provided in a tangible form and marked as “confidential” (“Confidential Information”). Neither Party will publish nor disclose to third parties any description or technical information concerning MATERIALS that is obtained by the disclosing Party under this Agreement or is the Confidential Information of the other Party without the prior written consent of the disclosing Party. For the duration of this Agreement, and furthermore, for five (5) years after the termination or expiration of this Agreement, neither Party shall disclose Confidential Information obtained from the disclosing Party concerning MATERIALS to any third party without the prior written consent of the disclosing Party. These obligations of confidentiality shall not apply to: (i) information which is now under, or hereafter enters, the public domain without a breach of this Agreement; (ii) information known to a Party prior to the time of disclosure by the disclosing Party, or independently developed by employees of a Party without access to Confidential Information or MATERIALS; (iii) information disclosed in good faith to a Party by a third person legally entitled to disclose the same; and (iv) information required to be disclosed by law or order of a court of law or governmental agency of competent jurisdiction.

g.	Publications. CERES must not publicly disclose, or transfer to a third party, any information derived from CERES’ use of MATERIAL and/or KNOW-HOW without prior written consent from SYSTEM, which consent will not unreasonably be withheld.

h.	Integrity of Materials. Except as otherwise provided in this Agreement, CERES will not conduct mutagenesis, tissue culture, or molecular or cellular techniques with seeds, plants or plant parts of the MATERIALS.
ARTICLE III — CONSIDERATION
3.01	Materials Transfer Fee. In consideration for the material transfer and rights granted in this Agreement, CERES will remit to SYSTEM a one-time nonrefundable Materials Transfer Fee of three thousand seven hundred fifty (US$3,750.00), payable within forty-five (45) days of the EFFECTIVE DATE.

3.02	Shipping Cost Reimbursement. Shipping or other transportation of the MATERIALS will be F.O.B. TAES and all arrangements are the responsibility of CERES. CERES bears all risk of loss, delay, or damage in transit, as well as the cost of freight and insurances.

3.03	Sharing of Information. In additional consideration for the transfer of MATERIALS made to CERES by TAES, CERES will provide annual reports to SYSTEM detailing CERES’ efforts and results with its evaluation of MATERIALS. The information shared with SYSTEM in such reports should include information on results of all evaluations, including individual physical characteristic observations for each line included in MATERIALS and all TEST CROSSES and results of any genetic analysis conducted by CERES on MATERIALS and TEST CROSSES, including DNA fingerprinting, segregation data, phenotypic data, etc. Within thirty (30) days following the completion of CERES’ testing of MATERIALS, or the termination or expiration of this Agreement, whichever is earlier, CERES will deliver to SYSTEM a summary report of its efforts and results. TAES agrees

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not to publish the reports provided by CERES, but TAES may use information provided in such reports for its own internal experimental non commercial purposes. Should TAES desire to disclose to a third party information relating to the MATERIALS that has been provided by CERES and is considered CERES’ Confidential Information as provided in paragraph 2.02(f), TAES will first seek prior consent from CERES, which consent will not be unreasonably withheld.
3.04	Sharing of Material. In additional consideration for the transfer of MATERIALS made to CERES by TAES, upon request by TAES and subject to availability, CERES will supply a reasonable quantity of seed to TAES of seed increases from MATERIALS and TEST CROSSES, and information regarding the amount of seed produced for such MATERIALS and TEST CROSSES, to be used for TAES internal experimental non-commercial purposes.

3.05	More Favored Terms. Following the EFFECTIVE DATE, SYSTEM may elect to enter into material transfer agreements with third parties for the MATERIALS or any part thereof that grant such third party the same right to use the MATERIALS or any part thereof under terms similar to those contained in this Agreement. Should SYSTEM determine to grant such rights to a third party under more favorable terms regarding rights to use the MATERIALS or sharing of information or material, as provided in paragraphs 2.02, 3.03 and 3.04 of this Agreement, CERES shall be entitled to have this Agreement amended to substitute the terms of such more favorable terms regarding rights to use the MATERIALS or sharing of information or material.
ARTICLE IV — TERMINATION
4.01	Expiration. This Agreement, unless sooner terminated as provided herein, will remain in effect for a period of three (3) years from the EFFECTIVE DATE.

4.02	Termination by CERES. CERES may terminate this Agreement by providing written notice to SYSTEM at least thirty (30) days before the termination is to take effect.

4.03	Termination by SYSTEM. If CERES materially breaches this Agreement, SYSTEM may give CERES written notice of the breach. CERES shall have a period of thirty (30) days from receipt of the notice to cure the breach. If CERES does not cure the breach within this period, SYSTEM may terminate this Agreement by giving written notice of termination with immediate effect.

4.04	Disposal of MATERIALS. Upon the expiration or termination of this Agreement and unless otherwise provided in the License Agreement or any other agreement executed between the Parties, CERES agrees to destroy or return, at SYSTEM’s request, all quantities of MATERIALS, including TEST CROSSES, and KNOW-HOW in CERES’ possession. SYSTEM will not be held responsible for any expense or investment whatsoever that CERES may have incurred in association with the purposes of this Agreement, or will incur in association with such termination of this Agreement.

4.05	Matters Surviving Termination. All accrued obligations and claims, including material transfer fee obligations and claims or causes of action for breach of this Agreement, shall survive expiration or termination of this Agreement. Obligations of confidentiality shall survive expiration or termination of this Agreement. Articles V, 7.05 and 7.06 shall survive termination of this Agreement. This section controls in the case of a conflict with any other section of this Agreement.

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ARTICLE V — LIABILITY AND REPRESENTATIONS
5.01	Indemnification. CERES SHALL AT ALL TIMES DURING THE TERM OF THIS AGREEMENT AND THEREAFTER, INDEMNIFY, DEFEND AND HOLD HARMLESS SYSTEM, TAES, ITS REGENTS, OFFICERS, EMPLOYEES, AND AFFILIATES, AGAINST ANY CLAIM, PROCEEDING, DEMAND, LIABILITY, OR EXPENSES (INCLUDING LEGAL EXPENSES AND REASONABLE ATTORNEY’S FEES) WHICH RELATES TO INJURY TO PERSONS OR PROPERTY, OR AGAINST ANY OTHER CLAIM, PROCEEDING DEMAND, EXPENSE AND LIABILITY OF ANY KIND WHATSOEVER RESULTING FROM CERES’ USE OF THE MATERIALS AND KNOW-HOW (all the foregoing referred to hereinafter as “Claims”). TAES and/or SYSTEM shall give prompt written notice of any Claims or alleged Claims to CERES, and CERES shall have the right, subject to the approval of the Attorney General of the State of Texas, to conduct the defense of any such Claims, and TAES and/or SYSTEM shall cooperate with CERES as CERES may request in any such defense.

5.02	Representation. SYSTEM AND TAES MAKE NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, NOR DOES TAES OR SYSTEM ASSUME ANY OBLIGATIONS WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OR OTHER RIGHTS OF THIRD PARTIES DUE TO CERES’ ACTIVITIES UNDER THIS AGREEMENT.

5.03	Nature of the Materials. All MATERIALS provided hereunder should be considered experimental and should be handled by CERES with appropriate safety precautions as provided in paragraph 2.02(a).
ARTICLE VI — NOTICES
6.01	Notices. Payments, notices, or other communications required by this Agreement shall be sufficiently made or given if mailed by certified First Class United States mail, postage pre-paid, or by commercial carrier (e.g., FedEx, UPS, etc.) when such carrier maintains receipt or record of delivery, addressed to the address stated below, or to the last address specified in writing by the intended recipient.
(a)	If to SYSTEM:
Vice Chancellor
Office of Technology Commercialization
The Texas A&M University System
3369 TAMU
College Station, Texas 77843-3369
Ph: 979-847-8682; Fax: 979-845-1402
(b)	If to CERES:
Vice President of Product Development
cc: Legal Department
Ceres, Inc.
1535 Rancho Conejo Blvd.
Thousand Oaks, CA 91320

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ARTICLE VII — MISCELLANEOUS PROVISIONS
7.01	Assignment. This Agreement binds and inures to the benefit of the Parties, their successor or assigns, but may not be assigned by either Party without the prior written consent of the other Party; provided however, CERES shall have the right to assign its rights and obligations under this Agreement to any Affiliated Company without such prior consent. CERES shall also have the right to assign its rights and obligations under this Agreement to a third party in conjunction with the transfer to such third party of substantially all of the assets of CERES associated with performance under this Agreement without such prior consent. “Affiliated Company” means any company owned or controlled by, under common control with or controlling CERES, “control” meaning in this context the direct or indirect ownership of more than fifty percent (50%) of the voting stock/shares of a company, or the power to nominate at least half of the directors.

7.02	Force Majeure. Each Party shall be excused from any breach of this Agreement which is proximately caused by government regulation, war, strike, act of God, or other similar circumstance normally deemed outside the control of well-managed businesses.

7.03	Independent Contractor. Each Party is and shall remain an independent contractor as long as this Agreement is in effect and neither Party shall act as an agent, legal representative, partner or joint venturer of the other Party for any purpose whatsoever and the employees of one shall not be deemed to be the employees of the other. This Agreement is not intended to restrict or confine either Party in independent development of the underlying plant material, as long as such independent development does not compromise the rights or obligations of the Parties prescribed in this Agreement.

7.04	Non-Use of Names. Neither Party will use the names of the other Party, nor of any of its employees or components, nor any adaptation thereof, in any advertising, promotional or sales literature without the prior written consent obtained from the other Party in each case.

7.05	Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the MATERIALS and KNOW-HOW and supersedes all other written and oral agreements between the Parties with respect to the MATERIALS and KNOW-HOW. It may be modified or amended only by a written amendment signed by both Parties.

7.06	Governing Law. The validity, interpretation, and enforcement of this Agreement shall be governed and determined by the laws of the State of Texas, excluding the conflict of laws rules which might require the application of the laws of another jurisdiction.

7.07	Dispute Resolution. The Parties shall make every possible attempt to resolve in an amicable manner all disputes between the Parties concerning the interpretation of this Agreement. Should the Parties not be able to reach an agreement, then the Parties must use the dispute resolution process provided in Chapter 2260, Texas Government Code, and the related rules adopted by the Texas Attorney General to attempt to resolve in the ordinary course of business. CERES must submit written notice of a claim of breach of contract under this Chapter to Dr. Mark Hussey, Director, who will examine CERES’ claim and any counterclaim and negotiate with CERES in an effort to resolve the claim.

7.08	Headings. Headings are solely for convenience of reference and are not part of, and may not be used to construe, this Agreement.

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7.09	Severability. This Agreement, to the greatest extent possible, shall be construed so as to give validity to all of the provisions hereof. If any provision of this Agreement is or becomes invalid, is ruled illegal by a court of competent jurisdiction or is deemed unenforceable under the current applicable law from time to time in effect during the term of this Agreement, the remainder of this Agreement will not be affected or impaired thereby and will continue to be construed to the maximum extent permitted by law. In lieu of each provision which is invalid, illegal or unenforceable, there will be substituted or added as part of this Agreement by mutual written agreement of the Parties, a provision which will be as similar as possible, in economic and business objectives as intended by the Parties to such invalid, illegal or unenforceable provision, but will be valid, legal and enforceable.

7.10	No Waiver. The failure of either Party at any time to require performance by the other Party of any provision of this Agreement shall in no way affect the right to require such performance at any time thereafter nor shall the waiver by either Party of a breach of any provision be taken or held to be a waiver of any succeeding breach of such provision or as a waiver of the provision itself.

7.11	Limitation of Liability. Neither CERES nor SYSTEM, to the extent authorized by the Constitution and laws of the State of Texas, shall be liable to the other Party for any incidental, indirect, special, or consequential damage, however caused, and on any theory of liability, arising out of or related to the work performed under this Agreement.
The Parties have caused this Agreement to become effective as of the date last executed below.

CERES, INC.		THE TEXAS A&M UNIVERSITY SYSTEM

/s/ Peter Mascia		/s/ Guy K. Diedrich

By:	Peter Mascia	Guy K. Diedrich
Title:	VP of Product Development	Vice Chancellor for Technology Commercialization
Date:	March 31, 2008	Date: April 23, 2008

TEXAS AGRILIFE RESEARCH

/s/ Richard Flavell		/s/ Bill McCutchen

By:	Richard Flavell	Bill McCutchen
Title:	Chief Scientific Officer	Associate Director
Date:	March 31, 2008	Date: 4-3-08

Page 7 of 9	Unreleased Germplasm-Sweet (S4b)

Exhibit A
MATERIALS

Quantity	Code	Source	Material Name	Type
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Exhibit A — Page 1 of 2
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Total no. lines: 58
Exhibit A — Page 2 of 2
Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

AMENDMENT NO. 1
TO THE MATERIAL TRANSFER AND EVALUATION AGREEMENT
between
Ceres, Inc.
and
The Texas A&M University System
     This Amendment No. 1 is made and entered into by and between Ceres, Inc. (“CERES”), a corporation with principal offices at Thousand Oaks, California, and The Texas A&M University System (“SYSTEM”) of which Texas AgriLife Research (“AGRILIFE”) is a part, both having principal offices in College Station, Texas, parties to the Material Transfer and Evaluation Agreement dated April 23, 2008.
W I T N E S S E T H :
     WHEREAS, the parties have entered into a Material Transfer and Evaluation Agreement (SYSTEM Internal Ref. No. MTA-001019) regarding sorghum germplasm material (“MATERIALS”) which have not been formally released through the AGRILIFE Plant Review Committee; and
     WHEREAS, the original Material Transfer and Evaluation Agreement defined the term of the Agreement to be three (3) years from the EFFECTIVE DATE; and
     WHEREAS, CERES desires to continue its evaluation beyond the original term so that it can provide information back to SYSTEM and AGRILIFE regarding its potential commercial interest in MATERIALS; and
     WHEREAS, SYSTEM agrees to extend the term of the Agreement to November 1, 2012.
     NOW THEREFORE, the parties agree that the Material Transfer and Evaluation Agreement of April 23, 2008, is hereby amended as follows:
  1. DELETE paragraph 4.01 in its entirety.
  2. ADD a new paragraph 4.01 as follows:
4.01.	Expiration. This Agreement, unless sooner terminated as provided herein, will remain in effect until November 1, 2012.
     EXCEPT as provided herein, all terms and conditions of the Material Transfer and Evaluation Agreement dated April 23, 2008 remain unchanged and in full force and effect.
     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to become effective on the date executed below by the last signatory to this Amendment.

CERES, INC.		THE TEXAS A&M UNIVERSITY SYSTEM

/s/ Michael Stephenson		/s/ Brett Cromwell

By:	Michael Stephenson	Brett Cornwell
Title:	Vice President of Operations	Associate Vice Chancellor for Commercialization
Date:	April 21, 2011	Date: April 23, 2011

TEXAS AGRILIFE RESEARCH

/s/ Paul Kuc		/s/ Bill McCutchen

By:	Paul Kuc	Bill McCutchen
Title:	Chief Financial Officer	Executive Associate Director
Date:	April 21, 2011	Date: April 23, 2011

MTA-001019	Page 1 of 1	Unreleased Germplasm-Sweet (S4b)